Royalty Agreement	12 Months Ended
Dec. 31, 2011
Royalty Agreement [Abstract]
Royalty Agreement

10. Royalty Agreement

Zogenix

In August 2006, the Company sold all of its assets related to the Intraject needle-free injector technology platform and products, including 12 United States patents along with foreign counterparts, to Zogenix, Inc. Zogenix is responsible for further development and commercialization efforts of Intraject (now rebranded under the name DosePro). Under the terms of the asset sale agreement, the Company received a $4.0 million initial payment from Zogenix and was entitled to a $4.0 million milestone payment upon initial U.S. commercialization, as well as royalty payments upon commercialization of DosePro products. In December 2007, Zogenix submitted a New Drug Application (“NDA”) with the U.S. Food and Drug Administration (“FDA”) for the migraine drug sumatriptan using the needle-free injector DosePro (“SUMAVEL DosePro”). On July 16, 2009, Zogenix announced that it had received approval from the FDA for its NDA for SUMAVEL DosePro needle-free delivery system.

The Company received from Zogenix recurring quarterly royalty payments of $0.8 million for the year ended December 31, 2011. The Company received from Zogenix a milestone payment of $4.0 million in the three months ended March 31, 2010 and received recurring royalty payments totaling $0.4 million during the last half of the year ended December 31, 2010.